united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/14

Item 1. Reports to Stockholders.

Witherspoon Managed Futures Strategy Fund

Class A Shares: CTAAX

Class I Shares: CTAIX

Annual Report

November 30, 2014

1-855-754-7934

Distributed by Ceros Financial Services, Inc.

Member FINRA

Witherspoon Managed Futures Strategy Fund

Annual Letter to Shareholders for the year ended November 30, 2014

The Witherspoon Managed Futures Strategy Fund (the “Fund”) began operating on January 18, 2013 with an initial NAV of $10.00 per share. For the Fund’s last fiscal year, December 1, 2013 through November 30, 2014, Class A Shares (with No Load) returned +3.97%, Class A Shares (with Maximum Load 5.75%) returned -1.97%, and Class I Shares returned +4.28%. During the period, the Fund’s benchmark index, the Barclay BTOP50 Index (the “Managed Futures Index”), returned +12.18%.

Past performance is not necessarily indicative of future results.

Fund Strategy

The Fund’s stated investment objective is to generate positive long-term absolute returns. The Fund’s investment adviser, Witherspoon Asset Management LLC (“Witherspoon” or the “Adviser”) seeks to achieve positive risk-adjusted returns in a variety of market environments, while also attempting to provide diversification and non-correlation benefits relative to both traditional and alternative investments using two principal classes of investment strategies, a Managed Futures Strategy and a Fixed Income Strategy.

The Managed Futures Strategy is designed to capture returns related to trends in the commodity and financial futures markets by investing primarily in the securities of pooled investment vehicles as well as swap contracts and structured notes. The Fixed Income Strategy uses a combination of security selection strategies that emphasizes capital preservation and liquidity.

Witherspoon employs both a bottom-up and a top-down approach to implement the Managed Futures Strategy and to manage it on an ongoing basis. The Adviser embraces a portfolio construction concept known as design diversification, whereby managers are selected, and capital weightings are determined based on future expected performance rather than relying strictly on past performance as determinative. The portfolio is constructed to be diversified across different metrics, including trading methodologies, trading time horizons, and markets traded.

Witherspoon allocates capital among managers in four distinct strategy groups: Discretionary & Global Macro, Sector Specialists, Short-Term Traders, and Trend Followers. Witherspoon believes the wide variety of underlying styles and approaches within and between these strategy groups allows for a full expression of the benefits of portfolio construction according to the tenets of Modern Portfolio Theory. Witherspoon has an allocation preference for the Discretionary & Global Macro traders and Sector Specialists based on the Adviser’s belief that these two groups offer the greatest potential portfolio benefits. Witherspoon invests with Short-Term Traders opportunistically, according to market conditions and access to quality managers. Witherspoon dedicates a subordinate but meaningful portion of assets to Trend Followers, and dynamically manages this percentage pursuant to market conditions.

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The Witherspoon team is confident in the potential benefits of our approach to portfolio design. We believe a portfolio construction approach that focuses on diversification and prudent allocations across our four strategy groups may deliver consistent results through a variety of market conditions.

Market Conditions

The environment during the 2014 fiscal year was defined by an ongoing struggle between the irresistible force of hospitable fiscal and monetary policies against the immovable object of weak economic performance coupled with seemingly continual global geopolitical crises.

Monetary conditions remained highly accommodating as the new Fed Chairman Janet Yellen only gently reined in the loose policy stance of her predecessor, Ben Bernanke. In Europe, European Central Bank President Mario Draghi continued to press the bounds of monetary easing with unconventional measures such as negative interest rates and expanded asset purchase programs. The Bank of Japan flooded the market with liquidity as part of the overall scheme dubbed “Abenomics.” Global fiscal conditions remained lenient as public sector deficits continued unabated at high levels.

The global “recovery” since 2009 has been modest at best and it is unclear whether it is self-sustaining outside the cocoon of unprecedented fiscal and monetary support. Japan and Europe are struggling to post any growth. China’s prospects are moderating. The US shows only modest intrinsic growth. Emerging market economies are barely treading water. The headwinds of potential crises involving Russia’s annexation of the Crimea, democratic protests in Hong Kong, and a coup in Thailand kept markets attuned to the prospect of a shock event. The dramatic decline in energy prices near the end of the fiscal year bestowed mixed results, pitting the benefit of more freed-up disposable consumer income versus the downside of reduced capital expenditures, potential credit defaults, and fewer recycled petro dollars from energy producers, both sovereign and corporate.

Both fixed-income and equity markets climbed this wall of worry during the year. Interest rates initially rose early in the fiscal year, before beginning a steady decline that buoyed the price of fixed-income assets. Equity markets generally oscillated between notable gains and equally notable losses. US equity indices moved higher. While non-US equity markets were positive in local terms, generally they declined in US-dollar terms as the US dollar strengthened versus other currencies. With crude oil as the catalyst, commodity prices rose from the beginning of the fiscal year through May 2014 before rolling over and starting an accelerating decline through fiscal year -end.

Fund Performance

Market conditions in fiscal year 2014 overall were favorable for managed futures strategies, trend-following approaches especially, and much improved over the investment environment of the preceding few years. In general, markets exhibited increased levels of volatility and experienced more sustained and pronounced price movements, particularly in the second half of the fiscal year.

The Witherspoon Managed Futures Strategy Fund’s (the “Fund”) four strategy groups performed differently in these evolving conditions as shown in TABLE 1. The Discretionary & Global Macro group was profitable in most months of the fiscal year as it was able to earn steady returns in the first half of the year and more substantial ones in the second half. The Trend Followers group was

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able to take advantage of the increasingly conducive market conditions to generate appealing results. The Fund’s Sector Specialists had mixed results as the group’s overall fundamental approach was not always in synch with directional price movements driven by technical considerations. The Fund’s Short-Term Traders proved unable to acclimate successfully to the changing market volatility and were whipsawed by price action in financial markets.

TABLE 1

Performance Attribution By Strategy Group For Class I Shares: December 1, 2013 – November 30, 2014

		Estimated Performance
	Average Daily	Contribution
Strategy Classifications	Percentage Allocation	by Strategy Class

Discretionary & Global Macro	40.73%	+3.60%

Sector Specialists	31.83%	-0.15%

Short-Term Traders	13.19%	-1.33%

Trend Followers	14.26%	+1.61%

Total CTA Contribution	100.00%	+3.73%

Fixed Income		+0.55%

Total		+4.28%

The Fund’s portfolio made notable gains trading global bonds, currencies, agricultural contracts, and energy positions. The Fund experienced smaller losses in equity indices, base metals, and short-term interest rates. Trading in precious metals was flat.

Outlook and Positioning

Witherspoon believes the economic, fiscal, monetary, and geopolitical outlook for fiscal year 2015 is ambiguous. Although it appears the consensus outlook is for modest and improving global growth with continued low volatility, the so-called Great Moderation 2.0, Witherspoon retains a more measured view of the world. Global economic fundamentals remain suspect despite years of unprecedented fiscal and monetary intervention by government and monetary authorities. The probability of a known geopolitical risk (e.g. Russia, North Korea, or Iran), or perhaps an unforeseen one, causing a major exogenous shock that will impact financial and commodity markets during the coming year is significant. We believe that the enhanced volatility and “trendiness” that markets exhibited in FY 2014 will continue into FY 2015. All things considered, we are optimistic about the prospects for managed futures in general and for our approach in particular.

Witherspoon made substantial changes to the Fund’s portfolio in the first half of the 2014 fiscal year as part of a strategic initiative to build the allocations to Discretionary & Global Macro managers and Sector Specialists, as well as in response to evolving market conditions. As detailed in TABLE 2, The Fund began the fiscal year with its portfolio spread equally among Discretionary & Global Macro

3

managers, Sector Specialists, and Short-Term Traders, with a smaller allocation to Trend Followers. Over the course of FY2014, Witherspoon worked towards its objective of increasing the provision to Discretionary & Global Macro managers and Sector Specialists opportunistically.

TABLE 2

Portfolio Allocation By Strategy Group During FY2014

	As of	As of	As of
Strategy Group	November 30, 2013	May 31, 2013	November 30, 2014

Discretionary & Global Macro	29.05%	42.94%	45.10%

Sector Specialists	30.13%	18.78%	42.44%

Short-Term Traders	30.79%	17.06%	0.00%

Trend Followers	10.02%	21.24%	12.50%

Total	100.00%	100.00%	100.00%

In FY 2015, we anticipate redeploying some weight away from Sector Specialists towards primarily Trend Followers. We also expect Short-Term traders to remain at or near a zero allocation. Witherspoon believes its investment approach can provide long-term capital growth and diversification benefits to an investor’s portfolio. We are confident that the Fund’s portfolio is well-positioned to meet its stated investment objectives regardless of how market conditions unfold during the upcoming year.

The Witherspoon team thanks you for investing in the Witherspoon Managed Futures Strategy Fund , and we look forward to continuing to update you on the Fund in the coming year.

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NOTES AND DISCLAIMERS

The BTOP50 Index seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

Alternative Investment Manager – An individual or firm that pursues an investment strategy other than traditional, long-only investments in stocks, bonds, or cash.

Commodity Trading Advisor – An individual or firm registered with the National Futures Association who provides individualized advice regarding the buying and selling of futures contracts or options on futures, or certain foreign exchange contracts.

Discretionary trading strategies rely upon decision-based trading, whereby a trader uses experience and judgment to decide which security to trade, whether to buy or sell, and to determine the size and timing of the transaction.

Diversification is a risk reduction technique that mixes a wide variety of investments within a portfolio. The rationale behind this technique contends that a portfolio of different kinds of investments will, on average, yield higher returns and pose a lower risk than any individual investment found within the portfolio.

Global Macro is the strategy of investing on a large scale around the world using economic theory to justify the decision making process. The strategy typically is based on forecasts and analysis about interest rates trends, the general flow of funds, political changes, government policies, inter-government relations, and other broad systemic factors.

Sector Specialists – Traders who employ a distinctive trading approach or method limited set of related markets (e.g. grains, precious metals, energy, etc.).

Short-Term Traders employ quantitative strategies in which the holding period for a trade ranges between intraday to few weeks.

Trend Followers use strategies that attempt to capture gains through the analysis of a security’s price momentum in a particular direction. A trend follower generally enters into a long position when a security is trending upward (successively higher highs). Conversely, a trend follower generally enters into a short position when the security is in a down trend (successively lower highs).

WMF2014-12

5

Witherspoon Managed Futures Strategy Fund

PORTFOLIO REVIEW (Unaudited)

November 30, 2014

The Fund’s performance figures* for the period ended November 30, 2014, compared to its benchmark:

		Inception**-
	One year	November 30,2014
Witherspoon Managed Futures Strategy Fund – Class A	3.97%	(0.32)%
Witherspoon Managed Futures Strategy Fund – Class A with load	(1.97)%	(3.44)%
Witherspoon Managed Futures Strategy Fund – Class I	4.28%	(0.11)%
Barclays BTOP50 Index	12.18%	6.21%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%, where applicable. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses after fee waiver are 2.08% for Class A shares and 1.83% for Class I shares per the March 31, 2014, prospectus. The Fund’s gross annual operating expenses are 3.36% for Class A shares and 3.11% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-855-754-7934.

**	Inception date is January 18, 2013.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2014 there are 20 funds in the BTOP50 Index.

Comparison of the Change in Value of a $10,000 Investment

6

Witherspoon Managed Futures Strategy Fund

PORTFOLIO REVIEW (Unaudited)(Continued)

November 30, 2014

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds – Debt Funds	53.6%
Money Market Fund	30.8%
Other, Cash & Cash Equivalents	15.6%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for more detailed analysis of the Fund’s holdings.

7

Witherspoon Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
November 30, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 53.6%
	DEBT FUNDS - 53.6%
21,336	iShares Barclays 1-3 Year Credit Bond ETF	$2,250,521
7,000	iShares Floating Rate Bond ETF	354,900
4,000	PIMCO Enhanced Short Maturity Active ETF	405,240
71,000	SPDR Barclays Short Term Corporate Bond ETF	2,181,830
12,000	SPDR Blackstone / GSO Senior Loan ETF	593,280
14,000	Vanguard Intermediate-Term Corporate Bond ETF	1,216,880
27,000	Vanguard Short-Term Bond ETF	2,171,880
32,000	Vanguard Short-Term Corporate Bond ETF	2,565,760
28,000	Vanguard Short-Term Government Bond ETF	1,711,360
	TOTAL EXCHANGE TRADED FUNDS (Cost $13,457,468)	13,451,651

	SHORT-TERM INVESTMENT - 30.8%
	MONEY MARKET FUND - 30.8%
7,727,057	AIM STIT Liquid Assets Portfolio, to yield 0.01% * + (Cost $7,727,057)	7,727,057

	TOTAL INVESTMENTS - 84.4% (Cost $21,184,525) (a)	$21,178,708
	OTHER ASSETS LESS LIABILITIES - 15.6%	3,911,955
	NET ASSETS - 100.0%	$25,090,663

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $21,184,525 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$18,543
Unrealized depreciation:	(24,360)
Net unrealized depreciation:	$(5,817)

*	All or a portion of this security is a holding of the Witherspoon Fund Ltd.

+	Money market fund; interest rate reflects seven-day effective yield on November 30, 2014.

See accompanying notes to consolidated financial statements.

8

Witherspoon Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2014

Unrealized
Gain/(Loss)
SWAP CONTRACTS
The Deutsche Bank Total Return Swap provides exposure to the daily, total returns of the Witherspoon Index, a proprietary index of the London Branch of Deutsche Bank AG. The Witherspoon Index features a basket of alternative investment programs selected by Witherspoon Asset Management LLC from an approved list of third-party managers offered through Deutsche Bank AG on its DB Select platform. The Witherspoon Index comprises a diversified collection of strategy and style types that may include trend-following, short-term trading, discretionary, global macro, and sector specialists. According to the terms of the swap, Witherspoon Asset Management LLC can modify the Witherspoon Index as frequently as daily, on a T+1 basis, by adjusting the notional value of the Witherspoon Index, or by adding, deleting, or re-weighting the constituent CTA programs. The swap became effective on February 15, 2013 and has a term of five years therefrom unless terminated earlier. (Notional Value $15,352,599)

$731,252

The Societe Generale, S.A. Total Return Swap provides exposure to the daily, total returns of a Reference Index calculated using the performance of the Gemini Witherspoon Offshore Fund, Ltd. The Gemini Witherspoon Offshore Fund, Ltd. features a basket of alternative investment programs managed by third-party managers selected by Witherspoon Asset Management LLC in coordination with Societe Generale S.A. and with Gemini Alternative Funds, LLC. The Gemini Witherspoon Offshore Fund, Ltd. comprises a diversified collection of strategy and style types that may include trend-following, short-term trading, discretionary, global macro, and sector specialists. According to the terms of the swap, Witherspoon Asset Management LLC may reset the notional value or the trading level of the Societe Generale, S.A. Total Return Swap as frequently as daily on a T+1 basis. In addition, according to the terms of the Gemini Witherspoon Offshore Fund, Ltd., Witherspoon Asset Management LLC may modify, by adding, deleting, or re-weighting, the constituent investment programs in the Gemini Witherspoon Offshore Fund, Ltd. as frequently as daily on a T+1 basis. The swap became effective on June 6, 2014 and has a term of one year therefrom unless terminated earlier. (Notional Value $2,608,027 with a Trading Level of $15,000,000)

$368,498
Total Net Unrealized Gain on Swap Contracts	$1,099,750

See accompanying notes to consolidated financial statements.

9

Witherspoon Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
November 30, 2014

ASSETS
Investment in Securities (cost $21,184,525)	$21,178,708
Cash Deposits with Broker	3,748,000
Receivable for Fund shares sold	6,572
Unrealized appreciation on swap contracts	1,099,750
Receivable for swap contracts	17,075
Dividends and Interest receivable	240
Due from Adviser	8,588
Prepaid expenses and other assets	17,561
TOTAL ASSETS	26,076,494

LIABILITIES
Payable for closed swap transactions	910,974
Payable for Fund shares repurchased	41,603
Fees payable to other affiliates	13,345
Distribution (12b-1) fees payable	85
Accrued expenses and other liabilities	19,824
TOTAL LIABILITIES	985,831
NET ASSETS	$25,090,663

Net Assets Consist Of:
Paid in capital	$25,424,726
Accumulated net investment loss	(513,210)
Accumulated net realized loss from security transactions and swap contracts	(914,786)
Net unrealized appreciation of investments and swap contracts	1,093,933
NET ASSETS	$25,090,663

Net Asset Value Per Share:
Class A Shares:
Net Assets	$176,403
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	17,744
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.94
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$10.55

Class I Shares:
Net Assets	$24,914,260
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,497,616
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.98

(a)	On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to consolidated financial statements.

10

Witherspoon Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended November 30, 2014

INVESTMENT INCOME
Dividend Income	$184,640
Interest Income	1,446
Less: Foreign withholding taxes	(65)
TOTAL INVESTMENT INCOME	186,021

EXPENSES
Investment advisory fees	391,094
Distribution (12b-1) Fees:
Class A	669
Transfer agent fees	151,753
Administrative services fees	43,800
Registration fees	39,975
Legal fees	34,926
Accounting services fees	33,961
Compliance officer fees	18,919
Audit fees	16,992
Printing and postage expenses	9,968
Trustees fees and expenses	6,188
Custodian fees	6,001
Insurance expense	2,600
Non 12b-1 shareholder servicing	600
Other expenses	7,675
TOTAL EXPENSES	765,121

Less: Fees waived by the Adviser	(278,598)

NET EXPENSES	486,523
NET INVESTMENT LOSS	(300,502)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Security transactions	26,653
Distributions of realized gains from underlying investment companies	20,267
Swap contracts	(849,538)
(802,618)

Net change in unrealized appreciation of:
Security transactions	3,395
Swap contracts	2,049,928
2,053,323

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,250,705

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$950,203

See accompanying notes to consolidated financial statements.

11

Witherspoon Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	November 30,	November 30,
	2014	2013**
FROM OPERATIONS
Net investment loss	$(300,502)	$(212,726)
Net realized loss from security transactions and swap contracts	(822,885)	(112,628)
Distributions of capital gains from underlying investment companies	20,267	460
Net change in unrealized appreciation (depreciation) of investments and swap contracts	2,053,323	(959,390)
Net increase (decrease) in net assets resulting from operations	950,203	(1,284,284)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	109,203	622,337
Class I	6,206,929	35,724,592
Redemption fee proceeds:
Class A	—	1
Class I	—	3,462
Payments for shares redeemed:
Class A	(363,862)	(166,006)
Class I	(12,135,280)	(4,576,632)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(6,183,010)	31,607,754

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,232,807)	30,323,470

NET ASSETS
Beginning of Period	30,323,470	—
End of Period *	$25,090,663	$30,323,470
*Includes accumulated net investment loss of:	$(513,210)	$(212,726)

SHARE ACTIVITY
Class A:
Shares Sold	11,656	62,164
Shares Redeemed	(38,753)	(17,323)
Net increase (decrease) in shares of beneficial interest outstanding	(27,097)	44,841

Class I:
Shares Sold	659,265	3,600,173
Shares Redeemed	(1,286,834)	(474,988)
Net increase (decrease) in shares of beneficial interest outstanding	(627,569)	3,125,185

**	The Witherspoon Managed Futures Strategy Fund commenced operations on January 18, 2013.

See accompanying notes to consolidated financial statements.

12

Witherspoon Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A			Class I
	Year Ended	Period Ended		Year Ended	Period Ended
	November 30,	November 30,		November 30,	November 30,
	2014	2013 (1)		2014	2013 (1)
Net asset value, beginning of period	$9.56	$10.00		$9.57	$10.00

Activity from investment operations:
Net investment loss (2)	(0.12)	(0.11)		(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	0.50	(0.33)		0.51	(0.34)
Total from investment operations	0.38	(0.44)		0.41	(0.43)

Paid-in-Capital From Redemption Fees	—	0.00	(3)	—	0.00	(3)

Net asset value, end of period	$9.94	$9.56		$9.98	$9.57
Total return (4)	3.97%	(4.40	)% (8)	4.28%	(4.30	)% (8)
Net assets, at end of period (000s)	$176	$429		$24,914	$29,895

Ratio of gross expenses to average net assets (5)(6)	2.95%	3.27	% (7)	2.74%	3.02	% (7)
Ratio of net expenses to average net assets (6)	1.99%	1.99	% (7)	1.74%	1.74	% (7)
Ratio of net investment loss to average net assets (6)(9)	(1.30)%	(1.38	)% (7)	(1.07)%	(1.13	)% (7)

Portfolio Turnover Rate	0%	34	% (8)	0%	34	% (8)

(1)	The Witherspoon Managed Futures Strategy Fund commenced operations on January 18, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Annualized.

(8)	Not annualized.

(9)	Recognition of net investment income by the Portfolio is affected by the timing and declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to consolidated financial statements.

13

Witherspoon Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

November 30, 2014

1.	ORGANIZATION

The Witherspoon Managed Futures Strategy Fund (the “Fund”) is a non-diversified series of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks positive long-term absolute returns. The Fund commenced operations on January 18, 2013.

The Fund currently offers Class A and Class I shares. Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this

14

Witherspoon Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2014

process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such

15

Witherspoon Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2014

shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2014 for the Funds’ assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$13,451,651	$—	$—	$13,451,651
Money Market Fund	7,727,057	—	—	7,727,057
Swap Contracts	—	1,099,750	—	1,099,750
Total	$21,178,708	$1,099,750	$—	$22,278,458

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Witherspoon Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2014

There were no transfers in to or out of Level 1 and Level 2 during the current year presented. It is the Funds’ policy to recognize transfers in to or out of Level 1 and Level 2 at the end of the reporting year.

The Fund did not hold any Level 3 securities during the year.

*	See Portfolio of Investments for industry classification.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Consolidated Statements of Operations. Periodic payments and receipts and liquidation payments received or made at the termination of the swap agreement are recorded as realized gains or losses on the Consolidated Statements of Operations. The Fund segregates liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. As of November 30, 2014, the net change in unrealized appreciation on the swap contract was $2,049,928. For the year ended November 30, 2014, the Fund had realized loss of $849,538 from swap contracts. The unrealized appreciation on swap contracts is disclosed on the consolidated statement of assets and liabilities

17

Witherspoon Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2014

Consolidation of Subsidiary – Witherspoon Fund Limited (WFL) – The Consolidated Portfolio of Investments, Consolidated Statement of Asset and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Fund include the accounts of WFL, which is a wholly-owned and controlled foreign subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Funds’ investment objectives and policies.

A summary of the Funds’ investment in the CFCs is as follows:

	Inception Date	CFC Net Assets at	% of Fund Total Assets at
	of CFC	November 30, 2014	November 30, 2014
WFL	2/11/2013	6,564,447	25.17%

For tax purposes, WFL is an exempted Cayman investment company. WFL has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, WFL is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, WFL’ net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general

18

Witherspoon Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2014

interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2013, or expected to be taken in the Fund’s 2014 tax returns. The Fund has identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as

19

Witherspoon Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2014

deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

The Fund’s policy is to recognize a net asset or liability in the Consolidated Statements of Assets and Liabilities equal to the unrealized appreciation or depreciation for swap contracts. During the year ended November 30, 2014, the Fund is subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at November 30, 2014.

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts of	Offset in the	Assets Presented in
	Recognized Assets &	Statement of Assets &	the Statement of	Financial	Cash Collateral
	Liabilities	Liabilities	Assets & Liabilities	Instruments	Received/(Pledged)	Net Amount
Unrealized Appreciation
on Swaps Contracts	$1,099,750	$(910,974)	$188,776	$—	$—	$188,776
Total	$1,099,750	$(910,974)	$188,776	$—	$—	$188,776

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
	Gross Amounts of	Statement of Assets &	the Statement of	Financial	Cash Collateral
Description	Recognized Liabilities	Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Payable for Closed Swap
Transactions	$910,974	$(910,974)	$—	$—	$—	$—
Total	$910,974	$(910,974)	$—	$—	$—	$—

4.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $152,060 and $0, respectively.

20

Witherspoon Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2014

5.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Witherspoon Asset Management, LLC (the “Fund Manager”) serves as the Fund’s Investment Adviser (the “Adviser”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.40% of average daily net assets. For the year ended November 30, 2014, the Adviser earned advisory fees of $391,094.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until March 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.99% per annum of Class A average daily net assets, and 1.74% per annum for Class I average daily net assets.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and each Fund’s Operating Expenses attributable to Class A and Class I shares are subsequently less than 1.99% and 1.74% of average daily net assets, respectively, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.99% and 1.74% of average daily net assets for Class A and Class , respectively. If the Operating Expenses attributable to the Class A I and Class I shares subsequently exceed 1.99% and 1.74% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Adviser may seek recoupment only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended November 30, 2014, the Fund waived expenses of $278,598.

The following amounts are subject to recapture by the Funds by the following dates:

2016	2017
$238,527	$278,598

Distributor - The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at annual rate of 0.25% of the average daily net assets

21

Witherspoon Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2014

attributable to Class A and is paid to Ceros Financial Services, Inc. (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. Effective July 30, 2014, Ceros Financial Services, Inc., became the Fund’s Distributor. For the period December 1, 2013 to July 29, 2014, Northern Lights Distributors, LLC, an affiliate of GFS, served as the Fund’s Distributor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. From December 1, 2013 to July 29, 2014, Northern Lights Distributors, LLC received $0 in underwriting commissions for sales of Class A shares, of which $0 was retained in commissions. From July 30, 2014 to November 30, 2014, Ceros Financial Services, Inc. received $202 of which $27 was retained in commissions.

Pursuant to separate servicing agreements with GFS, The Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

6.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in AIM STIT Liquid Assets Portfolio. The Fund may redeem its investment from the AIM STIT Liquid Assets Portfolio at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the AIM STIT Liquid Assets Portfolio. The financial statements of the AIM STIT Liquid Assets Portfolio may invest in Certificates of Deposit, Commercial Paper, Repurchase agreements, US Government and Agency Debt, including the portfolio of investments, can be found at Invesco’s website www.invesco.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of November 30, 2014 the percentage of the Fund’s net assets invested in the AIM STIT Liquid Assets Portfolio was 30.80%.

22

Witherspoon Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2014

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of November 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$668,465	$20,727	$—	$(1,017,438)	$—	$(5,817)	$(334,063)

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net ordinary income (loss) and accumulated net realized gain (loss) from security transactions is primarily attributable to adjustments for the Fund’s wholly owned subsidiary, which is primarily attributable to adjustments for the mark-to-market on swaps.

Permanent book and tax differences, primarily attributable to the tax treatment of non-deductible expenses, resulted in reclassification for the year ended November 30, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(18)	$18	$—

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Distributions: The Funds’ Board of Trustees declared the following distributions:

		Long Term	Dividend
		Capital Gain	Per			Payable
		Per Share	Share	Record Date	Ex-Date	Date
Witherspoon Managed Futures Strategy Fund	Class A	$0.0084	$0.3267	12/16/2014	12/17/2014	12/17/2014
Witherspoon Managed Futures Strategy Fund	Class I	$0.0084	$0.3620	12/16/2014	12/17/2014	12/17/2014

Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust II and
Shareholders of

Witherspoon Managed Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities of Witherspoon Managed Futures Strategy Fund, a series of Northern Lights Fund Trust II (the “Trust”), including the portfolio of investments, as of November 30, 2014, and the related consolidated statement of operations for the year then ended, and the consolidated statement of changes in net assets and the financial highlights for the year then ended and the period January 18, 2013 (commencement of operations) through November 30, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers and other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Witherspoon Managed Futures Strategy Fund as of November 30, 2014, and the results of its consolidated operations for the year then ended , and the consolidated statement of changes in its net assets and the consolidated financial highlights for the year then ended and the period January 18, 2013 through November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2015

24

Witherspoon Managed Futures Strategy Fund

EXPENSE EXAMPLES (Unaudited)

November 30, 2014

As a shareholder of Witherspoon Managed Futures Strategy Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 through November 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	6/1/14	11/30/14	6/1/14– 11/30/14	6/1/14– 11/30/14
Class A	$1,000.00	$1,059.70	$10.28	1.99%
Class I	1,000.00	1,061.70	8.99	1.74

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	6/1/14	11/30/14	6/1/14– 11/30/14	6/1/14– 11/30/14
Class A	$1,000.00	$1,015.09	$10.05	1.99%
Class I	1,000.00	1,016.34	8.80	1.74

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (183) days for each Fund’s divided by the number of days in the fiscal year (365).

**	Annualized.

25

Witherspoon Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

November 30, 2014

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 20-21, 2014, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of the Witherspoon Managed Futures Strategy Fund (the “Witherspoon Managed Futures”) and Witherspoon Asset Management, LLC (“Witherspoon Asset Management”) (the “Witherspoon Advisory Agreement”).

Based on their evaluation of the information provided by Witherspoon Asset Management, in conjunction with the Witherspoon Managed Futures’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Witherspoon Advisory Agreement with respect to Witherspoon Managed Futures.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Witherspoon Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Witherspoon Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Witherspoon Advisory Agreement and comparative information relating to the advisory fee and other expenses of Witherspoon Managed Futures. The materials also included due diligence materials relating to Witherspoon Asset Management (including due diligence questionnaires completed by Witherspoon Asset Management, select financial information of Witherspoon Asset Management, bibliographic information regarding Witherspoon Asset Management’s key management and investment advisory personnel, and comparative fee information relating to Witherspoon Managed Futures) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Witherspoon Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Witherspoon Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Witherspoon Advisory Agreement. In considering the renewal of the Witherspoon Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Witherspoon Asset Management related to the renewal of the Witherspoon Advisory Agreement, including its Form ADV and related schedules, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for Witherspoon Managed Futures, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of the research capabilities, the quality of its compliance infrastructure and the experience of its fund

26

Witherspoon Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

November 30, 2014

management personnel. Additionally, the Board received satisfactory responses from the representatives of Witherspoon Asset Management with respect to a series of important questions, including: whether Witherspoon Asset Management was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of Witherspoon Managed Futures; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with Witherspoon Managed Futures’ investment limitations, noting that the CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under Witherspoon Asset Management’s compliance program. The Board then reviewed the capitalization of Witherspoon Asset Management based on financial information provided by and representations made by Witherspoon Asset Management and concluded that Witherspoon Asset Management was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to Witherspoon Managed Futures. The Board concluded that Witherspoon Asset Management had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Witherspoon Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Witherspoon Asset Management to Witherspoon Managed Futures were satisfactory.

Performance. The Board, including the Independent Trustees, reviewed the performance of Witherspoon Managed Futures as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods ending September 30, 2014 noting that Witherspoon Managed Futures had underperformed its peer group, Morningstar category and benchmark for each of those periods. The Board discussed the reasons for the Witherspoon Managed Future’s underperformance including the limited selection of commodity trading advisers available to the Fund through the Fund’s previous swap platform. The Board noted Witherspoon Asset Management’s efforts to address such underperformance and make available additional CTA exposures, concluding that such efforts are reassuring.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by Witherspoon Asset Management, the Board discussed the comparison of management fees and total operating expense data and reviewed Witherspoon Managed Futures’ advisory and overall expenses compared to a peer group comprised of funds constructed by Witherspoon Asset Management with similar investment objectives and strategies and of similar size. The Board reviewed the contractual arrangements for Witherspoon Managed Futures, which stated that Witherspoon Asset Management had agreed to waive or limit its management fee and/or reimburse expenses at least until March 31, 2016, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.99%, 1.74%, 2.74% and 1.99%, of Witherspoon Managed Futures’ average net assets, for Class A, Class I, Class C and Class N shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that based on Witherspoon Asset Management’s experience, expertise and services to be provided to Witherspoon Managed Futures, the advisory fee charged by Witherspoon Asset Management and expense caps were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Witherspoon Asset Management with respect to Witherspoon Managed Futures based on profitability reports and analyses reviewed by the Board and the selected financial information of Witherspoon Asset Management provided by Witherspoon Asset Management. After review and discussion, the Board concluded that based on the services provided by Witherspoon Asset Management and the low projected growth of Witherspoon Managed Futures, the Board raised concerns regarding Witherspoon Asset Management’s commitment to Witherspoon Managed Futures for the long term but noted management’s

27

Witherspoon Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

November 30, 2014

assertions that it was committed to the Fund. The Board also concluded that anticipated profits from the Witherspoon Asset Management’s relationship with Witherspoon Managed Futures were not excessive.

Economies of Scale. As to the extent to which Witherspoon Managed Futures will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of Witherspoon Managed Futures, Witherspoon Asset Management’s expectations for growth of Witherspoon Managed Futures, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Witherspoon Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Witherspoon Asset Management as the Trustees believed to be reasonably necessary to evaluate the terms of the Witherspoon Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Witherspoon Advisory Agreement, (a) the terms of the Witherspoon Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Witherspoon Advisory Agreement is in the best interests of Witherspoon Managed Futures and its shareholders. In considering the renewal of the Witherspoon Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the Witherspoon Advisory Agreement was in the best interest of Witherspoon Managed Futures and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Witherspoon Advisory Agreement.

28

Witherspoon Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	30	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	30	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	30	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	30	Orizon Investment Counsel (financial services company) Board Member

11/30/14-NLII-V3

29

Witherspoon Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (since 2012), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (since 2008), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Gemcom, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (since 2013) of NorthStar Holdings, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	30	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (2004 - 2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012)	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Gemcom, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-754-7934.

11/30/14-NLII-V3

30

Privacy Policy

Rev. April 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603
31

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar Holdings, LLC

●    Gemcom, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.
32

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-754-7934 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-754-7934.

INVESTMENT ADVISOR

Witherspoon Asset Management LLC
15 Chambers Street
Princeton, New Jersey 08542

ADMINISTRATOR

Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2014 - $ 14,000

2013 - $ 14,000

(b)	Audit-Related Fees

2014 – None

2013 – None

(c)	Tax Fees

2014 – $ 3,000

2013 – $ 3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2014 – None

2013 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2014 2013

Audit-Related Fees: 0.00% 0.00%

Tax Fees: 0.00% 0.00%

All Other Fees: 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $ 3,000
2013 - $ 3,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President

Date 2/9/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President

Date 2/9/15

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Treasurer

Date 2/9/15